UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/06-10/31/07

ITEM 1. REPORT TO STOCKHOLDERS.

THE THOMAS WHITE FUNDS

Capturing Value WorldwideSM

[Picture omitted]

Annual Report

October 31, 2007

THE AMERICAN OPPORTUNITIES FUND

THE INTERNATIONAL FUND

THE THOMAS WHITE FUNDS

Capturing Value WorldwideSM

o

The recent globalization of capital markets has stimulated healthy growth in developed countries and sharp improvements in many emerging market economies, including China, India, Eastern Europe and Brazil.

o	Significantly, the unprecedented adoption of free market-oriented policies by governments worldwide suggests the possibility of a secular expansion that would benefit all global citizens.

o	The advisor of the Thomas White Funds searches for attractive investment opportunities among the growing number of domestic and international publicly-traded companies.

o

Thomas White fully recognizes the inherent risk in equity investing and attempts to moderate the volatility of its Funds by holding a large number of undervalued securities that are diversified across all major industries.

o

In the International Fund, the advisor attempts to moderate currency and political risk by stressing undervalued stocks and having investments in most of the 49 countries covered by the advisor's security analysts.

[Picture omitted]

Investing in Companies around the Globe since 1994

CONTENTS

THE FUNDS' PRESIDENT AND PORTFOLIO MANAGER	1

MESSAGE TO SHAREHOLDERS	2

MANAGER COMMENTS, PERFORMANCE AND SCHEDULE OF INVESTMENTS:	9

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	9

THOMAS WHITE INTERNATIONAL FUND	16

STATEMENTS OF ASSETS AND LIABILITIES	25

STATEMENTS OF OPERATIONS	26

STATEMENTS OF CHANGES IN NET ASSETS	27

NOTES TO FINANCIAL STATEMENTS	28

TAX INFORMATION	34

FINANCIAL HIGHLIGHTS	35

DISCLOSURE OF FUND EXPENSES	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

THOMAS S. WHITE, JR.

The Funds' President and Portfolio Manager

[Picture omitted]

Thomas White is the Funds' President and Portfolio Manager. He has 41 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom's interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-one years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm's US value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm's research division produces monthly publications and weekly research reports covering 4,000 companies in 49 countries. This research is purchased by major asset management firms and broker/dealers worldwide.

Message to Shareholders	December 27, 2007

Dear Shareholders and Friends,

We are delighted to have achieved another year of positive returns, especially as we have so many new shareholders. Our team has been working hard to be an organization you and your advisor can depend on for strong performance and reliable service.

The 2008 Global Business Outlook

Thomas White research analysts make their stock selection decisions within the context of the firm's view on current and prospective business conditions around the world. We present this global outlook in our shareholder reporting in December and June. Last year's projections for 2007 were quite accurate with the exception that growth slowed later in the year than we estimated in the U.S., Europe and Japan, and oil prices rose well above our $60 to $75 estimate.

			Developed Markets			Emerging Markets
		World	USA	Europe	Japan	China	India	Brazil	Russia
Region/Country Weight	2006*	100.0%	19.8%	19.8%	6.4%	15.5%	6.3%	2.5%	2.7%

in the World Economy	Rank	-	#1	-	#4	#2	#6	#11	#10

Economic	2006	5.4%	2.9%	2.8%	2.2%	11.1%	9.7%	4.2%	6.7%

Growth	2007	5.2%	1.9%	2.5%	2.0%	11.5%	8.9%	3.6%	8.1%

(Annual Rate)	2008	4.8%	1.9%	2.1%	1.7%	10.0%	8.4%	3.9%	7.5%

Inflation	2006	3.6%	3.2%	1.9%	0.3%	1.5%	6.1%	3.0%	9.7%

Rate	2007	3.9%	2.7%	2.2%	0.0%	4.5%	6.2%	4.0%	8.1%

(Annual Rate)	2008	3.6%	2.3%	2.0%	0.5%	3.9%	4.4%	4.5%	7.5%

Government	2006	-	-2.6%	-1.6%	-4.1%	1.0%	-6.4%	-3.9%	9.8%

Spending	2007	-	-2.6%	-0.9%	-3.9%	2.0%	-5.6%	-3.8%	6.0%

Surplus/Deficit
(% of GDP)	2008	-	-2.9%	-1.1%	-3.8%	1.8%	-5.2%	-3.8%	4.7%

Import Export	2006	-	-6.2%	0.0%	3.9%	9.4%	9.4%	-1.1%	9.7%

Balance	2007	-	-5.7%	-0.2%	4.5%	6.0%	11.7%	-2.1%	5.9%

Surplus/Deficit
(% of GDP)	2008	-	-5.5%	-0.4%	4.3%	6.0%	12.2%	-2.6%	3.3%

* A Country's Weight within the World Economy is based on its PPP GDP (source IMF)

The New World Order

The market share of the traditional mature economies of the U.S., Western Europe and Japan has now shrunk to below 50% for the first time. Now at 46% of the global economy, the mature giants' share decline occurred due to their slower GDP and population growth. They now share the world spotlight with large emerging market countries (Brazil, Russia, India and China total 27%) and major commodity-producing nations.

The United States, the World's Largest Economy, is in a Slowdown

Already hobbled by the housing recession and a related mortgage crisis, the U.S. hit a second major speed bump in the 4th quarter when oil roared over $90 a barrel. The economy has stopped growing this quarter and will slip into a recession if oil stays above $80-$85 for long. We feel oil prices will respond to weaker demand and recede to more realistic levels as soon as hedge funds reduce their speculative positions. Business will then gradually recover throughout 2008, producing a full-year GDP growth of 1.9% GDP equal to 2007. This will be the first slowdown since Y2K and 9/11 disrupted growth in 2001and 2002. Positives in 2008 will include capital goods demand from emerging market countries and strength in other exports encouraged by the weak dollar. Consumer spending, representing 70% of the economy, is the major negative. Consumer demand should build slowly after a weak Christmas shopping season, with housing showing some early signs of recovering in late summer.

Slower Growth in Europe and Japan

The U.S. slowdown will be partially responsible for lower 2008 growth rates in many other countries, including Western Europe, Japan and parts of the Far East. In Europe, falling residential construction and home prices, the credit crunch, and slowing exports due to the strong Euro will reduce 2008 GDP growth to 2.1%, down from 2.5% this year and 2.8% in 2006.

Japan's painfully slow multi-year recovery will be further delayed in 2008, as Yen strength is slowing the country's important export-oriented companies. Its GDP growth rate will decline to 1.7%, down from 2.0% in 2007 and 2.2% in 2006.

Commodity Producing Nations are in a Extended Sweet Spot

The commodity producing nations (Russia, South Africa, Canada, Mexico, Brazil, Venezuela, Australia, New Zealand, etc.) will continue to enjoy above average GDP growth (Brazil 3.9% and Russia 7.5%) , driven by high petroleum, minerals and farm prices.

China and India are on a Tear

These two recent converts to capitalism are home to over 37% of the world's 6.6 billion people. To say their populations are in a hurry to catch up to the standard of living in the western world is an understatement. These two countries, in their new role as twin growth locomotives, are now benefiting the rest of the world.

India, driven primarily by domestic expansion, will not be heavily affected by the global slowdown. After experiencing 9.7% GDP growth in 2006, we expect 8.9% in 2007 and 8.4% in 2008. Growing with India, a Thomas White International wholly-owned subsidiary now employs over 40 professionals in Bangalore.

China's GDP rose 11.1% in 2006 and should grow 11.5% this year and 10.0% in 2008. Troubled by a recent surge in consumer inflation, but not wanting an economic slowdown to disrupt the 2008 Beijing Olympics in August, the central government is now walking a dangerous policy tightrope. Our outlook for 2009 now includes the risk of a post-Olympics slowdown in China.

Energy Prices Remain a Key Wildcard

Supply and demand fundamentals suggest oil prices will respond to the global slowdown and fall to $75 a barrel. The caveat in basing a projection on fundamentals is that there are two other major factors that can temporarily influence price. The first risk is that a growing percent of the supply of oil is located in volatile areas of the world, unstable either due to: a) politics, strife and terrorism (the Middle East, Russia, Nigeria, Venezuela, etc.), or b) extreme conditions, such as deep water offshore platforms, pipelines and LNG tankers which are subject to storms, hurricanes and arctic weather.

The second wildcard influencing the price of oil is that resources have become an acceptable new asset class for investors. In a world where resources are limited, but globalization is causing a sea change in demand, commodities are seen in a whole different light. Given that resource positions are held within the futures markets, either directly or via ETF's, as opposed to being held in kind, the class is inherently more volatile.

Unfortunately, the first of the above wildcards always pushes prices higher, never lower. Since, in today's fragile economic environment higher oil prices would have an immediate negative effect on growth, a surge from present oil levels would cause us to immediately lower our 2008 outlook.

Inflation Should Subside in 2008

Due to below trend line growth in the economy, we expect U.S. core inflation to fall from 2% to 1.8% in 2008. Inflation will eventually return as a problem, but not for several years.

Interest Rates - An Accommodative Fed Policy

With inflation under control due to the weak economy, Fed policy makers are actively trying to revive growth through lowering the funds rate. Our projection of a slow but sure quarter-to-quarter recovery in the U.S. economy over 2008 is partially based on our belief that the Fed will lower the funds rate by a total of 75 basis points during the Federal Open Market Committee meetings in January and March.

The 2007 Credit Crisis

Many of the loans made to finance America's recent home buying binge were packaged in overly complicated securitized fixed income instruments. Some of the credit rating services rated certain of these AAA at first, and then sharply reduced the ratings later. Before they did, many European, Middle Eastern and Asian institutions purchased billions of dollars of these instruments only to see them now marked down 50% to 70%. U.S. banks also were large buyers, but instead of holding mortgages in their loan portfolios, they created off balance sheet holding companies called SIVs to own these new instruments. The holding companies raised money to buy these AAA rated investments by issuing commercial paper. All of this was hidden from security analyst review because most banks did not mention the SIVs in their financial statements.

As homeowners started to increasingly default on their new sub-prime mortgages, prices of these instruments fell sharply. At the SIVs, collapsing portfolio values scared away those who had been purchasing their commercial paper. By October, not knowing the extent of each other's SIV holdings, banks became fearful of lending money to each other. They had no option but to borrow directly from their own central banks. Central banks around the globe responded by actively injecting liquidity into the banking system to ease concerns between banks. They immediately forced banks to disclose their hidden asset exposure and to take appropriate write-offs.

Now, two months later, the new management at many commercial banks are bringing their SIVs into their corporate structure to provide complete transparency and to reestablish effective banking regulation. Once banks complete this painful but necessary process, the excessive inter-bank rates in London and elsewhere should subside. We are continuing to monitor this situation closely.

Mortgage lenders clearly lost their traditional discipline at the top of this housing boom and are now suffering along with those homebuyers who had marginal credit. The Treasury Department has already begun working with Congress to enact legislation that will attempt to reduce the number of future home evictions by encouraging lenders who issued sub-prime mortgages to renegotiate more affordable terms. This action is designed to stop a potential avalanche of eviction-related selling by banks after they reclaim homes, a scenario where everyone loses.

The Dollar Depreciation May Slow in 2008

We think the dollar's decline in 2007 is consistent with a trend of the greenback continuing to decline in value over the next decade. That said, the dollar depreciated so sharply in 2007 that it would not surprise us if the depreciation slows down against most currencies in 2008. We do think the dollar is particularly vulnerable this year against the Japanese Yen and Chinese Renminbi.

The American Trade Deficit: A Serious Concern

A weak dollar is the only sure way for Americans to be disciplined to live within their means. Spending far more than what we can afford by borrowing foreigners' money has only been possible because the rest of the world continues to take our depreciating currency in return for its exports. This year we purchased $755 billion more in other countries' goods than we sold abroad. Next year it should be a bit less at approximately $660 billion.

We are now a debtor country, with obligations so large we risk becoming dependent on other nations. This is a sure path to stripping away America's long-held role as an admired leader among countries. It is a road toward decline in a rapidly globalizing world where so many others are working diligently to improve themselves.

Fortunately, the marketplace won't allow the U.S. to borrow everyone else's savings for much longer. A depreciating dollar will end this behavior. The greenback's decline should encourage Americans to regain their financial discipline and competitive spirit.

Your Portfolio Manager along with all our Research Team Members are Fellow Fund Shareholders

As do many of the professionals in our firm, I have 100% of my stock market exposure in the two Thomas White Funds. We invite you as clients to visit us in Chicago to meet the members of our organization. Please call me personally at 312-663-8300.

/s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President

INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last
35-years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #4 (worst).
5-YEAR RETURN PERIODS	WORLD	EUROPE	USA	JAPAN	PACIFIC EX-JAPAN
1970-1974	-1.3%	-0.9% (#2)	-3.4%(#3)	16.0% (#1)	-6.2%(#4)
1975-1979	16.0%	18.9%(#2)	13.3%(#4)	18.8%(#3)	27.5%(#1)
1980-1984	12.4%	6.1%(#3)	14.5%(#2)	17.0%(#1)	4.1%(#4)
1985-1989	28.0%	32.3%(#2)	19.8% (#4)	41.4%(41)	22.4%(#3)
1990-1994	4.2%	7.0%(#3)	9.2%(#2)	-3.4%(#4)	15.3%(#1)
1995-1999	20.2%	22.5% (42)	29.7%(#1)	2.1%(#4)	5.0%(#3)
2000-2004	-2.0%	0.4%(#2)	-3.2%(#3)	-6.3%(#4)	6.6%(#1)
2005-2007[1]	16.3%	22.5%(#2)	11.4%(#4)	11.4%(#3)	32.2%(#1)
1970-2007[1]	11.0%	12.5%	10.9%	11.2%	11.7%

1 Oct. 31, 2007

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2007 regional returns of 10.9% to 12.5% are all close to the 11.0% world return.

Observe that the World index has enjoyed a more consistent pattern of returns over this period than any of its sub-indices. This is because regional bull and bear markets have tended to offset one another.

Investors who invest globally by owning both the American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

Less volatile performance encourages investors to stay the course in falling market environments. This promotes success in reaching one's long-term investment goals.

THE WORLD HAS CHANGED

The number of stocks in the world has surged 109% since the end of the Cold War in 1989. As of October 2007, America's 5,986 exchange-traded stocks now only represent 13% of the 45,003 stocks on the world's 51 exchanges.[2]

The Growth of World Stock Markets: Regional Weights
1960 to Oct 31,2007[1]	1960	1970	1980	1990	2000	2007

Developed Markets	99.9%	99.8%	99%	97%	96%	81%

United States	72%	66%	57%	43%	51%	35%

Canada	3%	2%	3%	2%	2%	3%

Europe	22%	22%	23%	25%	28%	28%

Asia Pacific	3%	8%	16%	27%	15%	15%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	19%

The World Market	100%	100%	100%	100%	100%	100%

Market Value	$0.5	$2.0	$4.1	$8.2	$26.9	$47.1
($ trillions)

1 Source: Thomas White International Ltd.

2 World Federation of Exchanges, Focus-Dec 2007

Globalization has spurred growth in every region of the world. Non-US stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L'Oreal, Daimler AG, Samsung, Unilever, Heineken, Volvo, Nestle, UBS, ING, Volkswagen, Roche, Honda, Royal Dutch, and Canon.

Given their quality, diversity and growth potential, it only makes common sense that investors search for opportunities on a global basis.

The Thomas White domestic and international funds are managed by the same portfolio manager and analysts, who adhere to the identical valuation-oriented investment style. The two portfolios complement one another in that, when combined, they have the profile of the MSCI All-Country Index.

Shareholders who want to adopt a global investment strategy for their saving and investment program, should consider owning both of the Thomas White Funds.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX
Portfolio Manager: Thomas S. White, Jr.

The Thomas White Opportunities Fund primarily invests in equity securities of mid-size US companies. It also can have significant investments in large-cap and small-cap companies.

The American Opportunities Fund produced an investment return of +3.27% for the past six months ended October 31, 2007. This compares to a +2.67% return for its benchmark, the Russell Midcap Index. The Fund returned +12.37%, +13.10% and +16.52% for the trailing one-, three- and five-year periods compared to +15.24%, +16.90% and +20.10%, respectively, for the Russell Midcap Index.

Our strategy continues to emphasize a diversified portfolio of companies. We believe this approach creates a margin of safety in volatile markets and the opportunity to capture superior performance in the long term. While the Fund has achieved strong absolute performance, our conservative investment approach, as well as the inclusion of smaller-cap stocks along with a predominance of midcap stocks, lowered the Fund's performance versus the Russell Midcap Index over the last one, three and five-year periods. Yet, over each of these periods, the Fund continued to perform with less volatility than the market as measured by standard risk variables such as beta or standard deviation.

REVIEWING THE PORTFOLIO

Investors were taken by storm in July/August by the fallout of the subprime mortgage crisis, a problem created by years of lax lending standards and soaring housing prices. Lenders and builders that had grown particularly quickly in the boom years got hit especially hard. Not surprisingly, the worst performing finance companies were in overheated real estate markets such as California and Florida. A year ago, we moved out of homebuilding stocks and limited our exposure to companies that focused on subprime mortgages. Nevertheless, the mortgage default problems spread far beyond the subprime lenders. Investors steered clear of mortgage loans, bringing most mortgage lending (other than conforming loans meeting Fannie Mae and Freddie Mac purchase requirements) to a screeching halt. As the rise in mortgage defaults and foreclosures persists and the value of mortgage-backed securities continues to be adjusted downward, pressure on these institutions will likely continue well into 2008.

Equity markets reacted to the credit crunch with increased volatility, illustrated by intraday roller coaster market swings of record volume and near record point declines and increases. Volatility was heightened by the underperformance of very large quantitative hedge funds, such as Goldman Sachs and Renaissance Technology, which created 10-15% price swings in many of our own holdings. These price swings, however, did not reflect any underlying changes to the prospects of the companies themselves.

The Federal Reserve's move to cut the discount rate in mid-August provided a welcome injection aimed to encourage stability and liquidity in the market. The market rebounded sharply as it digested the changing credit conditions and the longer-term impact of the subprime market debacle. Subsequent actions by major central banks reinforced the initial efforts to provide a stable global market and control the widening scope of the credit fallout.

The performance of individual holdings varied widely over the past six months, heavily influenced by their sector. Industrial and commodity related companies in the chemicals, aerospace and metals sectors were among the top performers, as demand for their goods remained strong. Freeport McMoran Copper and Gold, reflecting the seemingly insatiable global appetite for commodities, led all stocks in the Fund's portfolio returning +75.2% for the period, followed by Potash Corp of Saskatchewan (+58.1%). Aerospace component companies Precision Castparts Corp. (+43.9%) and B.F. Goodrich Company (+22.6%) benefited from a recovering airline industry and new orders received by major customers including Airbus, Boeing and Embraer. Strong returns also occurred in electronic instrument manufacturer Ametek Inc. (+29.5%) and power solutions company Johnson Controls (+26.3%). These reflect their sales growth and solid cost containment success.

Dade Behring Holdings Inc. (+56.6%) was a top performer in the healthcare sector. Dade announced in July it would be acquired by Germany's Siemens AG. Although M&A activity has slowed during the second half of the year, it should resume once the credit markets improve.

[graph omitted]

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

Date	TWAO	Russell Midcap
03/04/99	10,000	10,000
03/31/99	9,990	10,341
04/30/99	10,790	11,105
05/31/99	10,790	11,073
06/30/99	11,210	11,463
07/31/99	10,900	11,149
08/31/99	10,570	10,860
09/30/99	10,390	10,478
10/31/99	10,730	10,974
11/30/99	10,750	11,290
12/31/99	11,143	12,284
01/31/00	10,451	11,877
02/29/00	10,451	12,790
03/31/00	11,433	13,523
04/30/00	11,363	12,883
05/31/00	11,183	12,542
06/30/00	11,143	12,913
07/31/00	11,053	12,768
08/31/00	11,814	13,991
09/30/00	11,463	13,792
10/31/00	11,506	13,579
11/30/00	11,055	12,357
12/31/00	11,727	13,298
01/31/01	11,464	13,512
02/28/01	11,317	12,690
03/31/01	11,097	11,903
04/30/01	11,801	12,921
05/31/01	12,179	13,161
06/30/01	12,042	13,036
07/31/01	12,011	12,663
08/31/01	11,780	12,176
09/30/01	10,928	10,708
10/31/01	11,253	11,132
11/30/01	11,907	12,065
12/31/01	12,445	12,550
01/31/02	12,572	12,475
02/28/02	12,709	12,343
03/31/02	13,278	13,083
04/30/02	13,299	12,829
05/30/02	13,236	12,685
06/30/02	12,688	11,834
07/31/02	11,654	10,679
08/31/02	11,791	10,738
09/30/02	10,874	9,747
10/31/02	11,140	10,239
11/30/02	11,499	10,950
12/31/02	11,214	10,519
01/31/03	11,098	10,306
02/28/03	10,791	10,170
03/31/03	10,844	10,270
04/30/03	11,563	11,016
05/31/03	12,239	12,024
06/30/03	12,472	12,145
07/31/03	13,032	12,546
08/31/03	13,560	13,090
09/30/03	13,359	12,927
10/31/03	14,433	13,913
11/30/03	14,803	14,303
12/31/03	15,088	14,732
01/31/04	15,490	15,161
02/29/04	15,860	15,487
03/31/04	16,082	15,490
04/30/04	15,596	14,921
05/31/04	15,628	15,291
06/30/04	16,029	15,715
07/31/04	15,342	15,028
08/31/04	15,511	15,092
09/30/04	16,199	15,583
10/31/04	16,539	16,013
11/30/04	17,644	16,988
12/31/04	18,123	17,711
01/31/05	17,622	17,272
02/28/05	17,918	17,806
03/31/05	17,656	17,666
04/30/05	17,041	17,103
05/31/05	17,735	17,923
06/30/05	18,487	18,405
07/31/05	19,342	19,375
08/31/05	19,205	19,239
09/30/05	19,239	19,494
10/31/05	18,552	18,908
11/30/05	19,307	19,748
12/31/05	19,709	19,951
01/31/06	20,376	20,977
02/28/06	20,326	20,952
03/31/06	20,804	21,471
04/30/06	20,829	21,622
05/31/06	20,112	20,893
06/30/06	20,326	20,917
07/31/06	20,125	20,460
08/31/06	20,301	20,980
09/30/06	20,628	21,359
10/31/06	21,293	22,200
11/30/06	21,933	22,999
12/31/06	21,777	22,997
01/31/07	22,289	23,774
02/28/07	22,332	23,812
03/31/07	22,574	24,003
04/30/07	23,171	24,918
05/31/07	23,825	25,856
06/30/07	23,242	25,273
07/31/07	22,445	24,333
08/31/07	22,687	24,375
09/30/07	23,399	25,176
10/31/07	23,928	25,583

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was +139.28% for the Fund and +180.28% for the Russell Midcap. The one-year return for the Fund was +12.37%. The Fund's average annual total return was +10.59%. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

OCTOBER 31, 2007

Average Annual Returns as of October 31, 20071
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
American Opportunities Fund	3.27%	9.88%	12.37%	13.10%	16.52%	10.59%
Russell Midcap Index	2.67%	11.25%	15.24%	16.90%	20.10%	11.45%

Operating Expenses (annualized)2		Portfolio Turnover
Year ended October 31, 2007	1.35%	Year ended October 31, 2007	59.20%

Sector Allocation	% of TNA	Sector Allocation	% of TNA	Portfolio Market Cap Mix	% of TNA
Aerospace	3.1%	Financial Diversified	8.1%	Large Cap (over $14.5 billion)	25.2%
Banking	1.5%	Forest & Paper	0.8%	MidCap ($1.85-14.5 billion)	68.8%
Building	2.2%	Healthcare	11.5%	Small Cap (under $1.85 billion)	2.9%
Capital Goods	0.8%	Industrial	4.7%	Cash & Other	3.1%
Chemicals	2.8%	Insurance	5.0%
Communications	1.9%	Metals	2.5%
Consumer Durables	2.0%	Services	12.8%
Consumer Retail	5.0%	Technology	7.5%
Consumer Staples	6.3%	Transportation	1.9%
Energy	8.0%	Utilities	8.5%
		Cash & Other	3.4%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$15.44	$25.4 million	2.00% within 60 days	None

1Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. All indices are unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment may be worth more or less than their original cost.

2In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55%

Disappointing returns occurred in the communications, consumer retail, and financial sectors. Liz Claiborne (-16.5%) and J.C. Penney (-24.2%) were impacted by reluctant consumers and declining quarterly sales, while Comerica Inc. (-25.3%) and CIT Group (-25.2%) had major write-offs in their mortgage related holdings.

BUSINESS AND INVESTMENT OUTLOOK

Stronger economic growth in other parts of the world coupled with the weak U.S. dollar makes us believe that companies and sectors with significant international exposure will fare well. As such, we expect to overweight sectors such as health care, materials, and industrials. This positioning is intended to take advantage of strong earnings and attractive valuations within these industries. The banking sector, especially the S&L institutions, will face a tough business environment going forward. While there will be a few companies that will escape the fallout, we believe that earnings growth will be slower compared to previous periods, as the market absorbs excess lending and its impact on the housing market.

Investment Portfolio	October 31, 2007

Sector Issue	Shares	Value
COMMON STOCKS (96.9%)

AEROSPACE (3.1%)
Alliant Techsystems *	1,950	$215,261
Goodrich BF	3,850	268,191
Precision Castparts	2,100	314,601
		798,053
BANKING (1.5%)
Bank Of Hawaii	3,900	207,324
People's United Financial	9,555	169,888
		377,212
BUILDING (2.2%)
Martin Marietta Material	4,350	562,673

CAPITAL GOODS (0.8%)
Paccar Inc	3,523	195,738

CHEMICALS (2.8%)
Albemarle Corp	4,300	205,368
Potash Corp Saskatchewan	4,200	515,844
		721,212
COMMUNICATIONS (1.9%)
Centurytel Inc	3,150	138,758
Qwest Communications	46,750	335,665
		474,423
CONSUMER DURABLES (2.0%)
Autoliv Inc	2,300	145,314
Johnson Controls	8,550	373,806
		519,120
CONSUMER RETAIL (5.0%)
American Eagle Outfitters	17,175	408,422
BJ's Wholesale Club *	5,650	202,722
Nike Inc Cl B	7,150	473,759
V F Corp	2,050	178,617
American Eagle Outfitters	17,175	408,422
		1,671,942
CONSUMER STAPLES (6.3%)
Corn Products	3,000	127,620
Hormel Foods Corp	10,300	375,744
Loews Corp Carolina	3,500	300,230
Reynolds American	7,600	489,668
WW Grainger Inc	3,300	296,736
		1,589,998
ENERGY (8.0%)
Cameron Intl *	4,850	472,196
Cimarex Energy	6,100	247,111

See Notes to Financial Statements

Thomas White American Opportunities Fund

Sector Issue	Shares	Value
Forest Oil Corp*	5,850	$284,252
Noble Energy	5,050	386,527
Valero Energy	9,200	647,956
		2,038,042
FINANCIAL DIVERSIFIED (8.1%)
BRE Properties	5,000	274,000
Developers Realty	5,550	279,720
HCP Inc	13,450	457,838
Kimco Realty Corp	7,400	307,248
Northern Trust	3,600	270,756
T Rowe Price Group	7,200	462,528
		2,052,090
FOREST & PAPER (0.8%)
Rayonier	4,000	193,160

HEALTH CARE (11.5%)
Aetna Inc	2,750	154,468
Bio-Rad Labs *	3,800	367,004
Cigna Corp	4,750	249,328
Covance Inc *	5,100	420,750
Dade Behring Hldg	9,500	730,835
Health Net *	6,200	332,382
Schein Henry Inc *	6,575	393,843
Watson Pharmaceutical *	8,100	247,536
		2,896,146
INDUSTRIAL (4.7%)
Ametek Inc	6,000	282,000
Eaton Corp	3,900	361,062
General Cable Corp	3,400	244,766
Reliance Steel & Aluminum	5,350	312,173
		1,200,001
INSURANCE (5.0%)
Assurant Inc	6,900	403,236
Commerce Group	10,300	375,847
Renaissancere Hldg	2,650	154,601
Xl Capital Ltd	4,650	334,568
		1,268,252
METALS (2.5%)
Freeport-Mcmoran	2,211	260,190
US Steel Corp	3,400	366,860
		627,050
SERVICES (12.8%)
Ameristar Casino	5,850	190,418
Darden Restaurant	7,700	331,100
Dreamworks Animation *	5,500	179,080
Manpower Inc	6,950	519,443

See Notes to Financial Statements

Investment Portfolio	October 31, 2007

Sector Issue	Shares	Value
Mastec Inc *	17,750	280,273
MSC Industrial	7,100	$345,841
Republic Service	9,050	309,420
Starwood Hotels	3,000	170,580
Wyndham Worldwide	11,750	385,753
Xerox Corp	14,450	252,008
Yum! Brands Inc	6,950	279,877
		3,243,793
TECHNOLOGY (7.5%)
Anixter Intl	3,450	247,883
Arrow Electronic *	14,550	581,709
CACI Intl Inc. *	8,524	459,017
Harris Corp	5,350	323,996
NCR Corp *	5,000	137,950
Teradata Corp *	5,000	142,650
		1,893,205
TRANSPORTATION (1.9%)
CSX Corp	8,800	393,976
Ryder System	1,950	93,308
		487,284
UTILITIES (8.5%)
American Electric Power	9,750	470,048
Centerpoint Energy	16,300	273,188
NStar	9,150	321,714
Pepco Holdings	11,150	317,664
PG&E Corp	5,350	261,776
Wisconsin Energy	10,750	514,700
		2,159,090
Total Common Stocks	(Cost $18,362,394)	24,560,062

Short-Term Obligations (3.4%)
	Principal
	Amount
Wisconsin Corporate Central Credit
Union Variable Demand Note
4.99%, due 06/25/2007	$848,712	$848,712
Total Short-Term Obligations	(Cost $848,712)	848,712

Total Investments:	100.3%	(Cost $19,211,106)	25,408,774
Other Assets, Less Liabilities:	(0.3)%		(49,003)
Total Net Assets:	100.0%		$25,359,771

* Non-Income Producing Securities

See Notes to Financial Statements

THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the developed markets of Europe and Asia. It can also have investments in the emerging markets of Eastern Europe, the Middle East, Africa, Latin America, the Far East, and the Indian Sub-Continent.

PERFORMANCE

For the past six months, the Thomas White International Fund produced an investment return of +15.14%, compared to a +14.27% return for its benchmark, the MSCI All-

Country World ex US (net) Index. For the fiscal year ended October 31, 2007, the Fund returned +35.36% versus +32.43% for the benchmark. Performance was magnified as the U.S. dollar continued to decline against most major currencies. As measured by the S&P 500, the U.S. stock market was up +5.47% during the six-month period, and rose 14.95% for the full 12-months.

Since its inception in June of 1994, the Fund has enjoyed strong long-term performance. Its 3-year average annual total return of +32.30% and 5-year average annual total return of +27.65% have outperformed the benchmark MSCI AC World ex US Index returns of +26.86%, and +25.89%, respectively.

INTERNATIONAL EQUITIES CONTINUE TO OUTPERFORM

The Fund posted positive returns in every major region and also outperformed the respective MSCI regional indices during the six-month period. As of October 31, 2007, the Fund's portfolio continued to be overweight in emerging markets (21.9%) versus its benchmark index (19.0%), while remaining underweight in Europe (including the U.K.) at 39.7% versus 51.9% for the index. The Fund's country weight in Japan remained in line with Japanese benchmark equivalents. During the last six months, emerging countries produced the top performing stocks in the Fund. These included China Mobile (+121.8%); China Life (+112.4%); Korean based Dongkuk Steel (+115.3%); LG Chemical (+110.8%); Hyundai Securities (+108.2%); Brazilian mining firm CVRD (+82.9%); and Czech based Unipetrol (+53.8%).

The sectors with the strongest returns were generally those linked to growth in the developing countries and the burgeoning demand for commodities. Metals (+37.0%), chemicals (+36.8%), forest products and paper (+32.2%), and communications (+28.5%) achieved the strongest returns. Also posting positive returns were utilities (+22.3%), energy (+19.4%), transportation (+16.8%) and industrials (+15.3%). The weakest performing sector was healthcare (-6.0%). As branded drugs with a total market value of $20 billion are slated to lose patent protection in 2008, major pharmaceutical companies are failing to develop new drugs to replace their current blockbusters. Not surprisingly, sectors directly related to or affected by the subprime mortgage/credit crisis also underperformed, including technology (-5.8%), banking (-2.8%) and building (-1.1%).

Global equity markets experienced turmoil on the heels of rising oil prices, record home foreclosures and the expanding effect of the subprime loan crisis. The U.S. sub-prime market fallout spread its tentacles beyond large lenders and building related entities, distressing credit and equity markets both at home and abroad. Markets reacted with increased volatility, reflected by intraday market swings of record volume, and near record point declines and increases. Volatility was heightened in August by the underperformance of very large quantitative hedge funds and financial institutions, affecting global equity markets. Going forward, it appears that the credit crisis will remain a factor through early 2008. Despite the roller coaster ride, our diversified Fund performed well in the quarter, as our direct exposure to these financial and homebuilding related sectors was limited.

On Friday, August 18th, the Federal Reserve's move to cut the discount rate sent a powerful signal to the market that it was positioned to provide stability and liquidity to the market. The market rebounded sharply, as it digested the changing credit conditions and the longer-term impact of the sub-prime market meltdown. While the Federal Reserve and central banks around the world focused earlier commentaries on controlling inflation, Bernanke borrowed a page out of Greenspan's playbook to ensure a stable market with sufficient liquidity. Subsequent actions by major central banks reinforced the effort to provide a stable global market and control the widening scope of the credit crisis.

[graph omitted]

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

Date	TWWDX	MSCI All Country World EX USA
06/28/94	10,000
06/30/94	10,010	10,000
07/31/94	10,440	10,184
08/31/94	10,690	10,533
09/30/94	10,380	10,312
10/31/94	10,500	10,557
11/30/94	10,130	10,054
12/31/94	10,067	10,042
01/31/95	9,966	9,557
02/28/95	10,259	9,504
03/31/95	10,531	10,034
04/30/95	10,803	10,391
05/31/95	11,035	10,335
06/30/95	11,106	10,191
07/31/95	11,550	10,747
08/31/95	11,389	10,364
09/30/95	11,570	10,556
10/31/95	11,409	10,275
11/30/95	11,621	10,490
12/31/95	11,983	10,899
01/31/96	12,357	11,020
02/29/96	12,432	11,022
03/31/96	12,507	11,236
04/30/96	12,839	11,636
05/31/96	12,914	11,442
06/30/96	12,903	11,509
07/31/96	12,475	11,114
08/31/96	12,710	11,178
09/30/96	13,021	11,453
10/31/96	13,192	11,335
11/30/96	13,898	11,765
12/31/96	13,960	11,623
01/31/97	14,018	11,409
02/28/97	14,145	11,618
03/31/97	13,937	11,594
04/30/97	14,053	11,692
05/31/97	14,907	12,415
06/30/97	15,358	13,099
07/31/97	15,947	13,364
08/31/97	15,115	12,313
09/30/97	16,074	12,979
10/31/97	15,277	11,875
11/30/97	15,427	11,726
12/31/97	15,594	11,861
01/31/98	15,839	12,215
02/28/98	16,853	13,030
03/31/98	17,794	13,481
04/30/98	17,745	13,577
05/31/98	17,599	13,331
06/30/98	17,611	13,281
07/31/98	17,721	13,407
08/31/98	15,399	11,517
09/30/98	15,435	11,273
10/31/98	16,596	12,454
11/30/98	17,415	13,123
12/31/98	18,174	13,576
01/31/99	18,213	13,549
02/28/99	17,779	13,235
03/31/99	18,029	13,891
04/30/99	18,884	14,584
05/31/99	18,201	13,913
06/30/99	19,001	14,557
07/31/99	19,297	14,888
08/31/99	19,312	14,942
09/30/99	19,031	15,039
10/31/99	19,712	15,585
11/30/99	20,928	16,200
12/31/99	22,955	17,734
01/31/00	21,250	16,757
02/29/00	22,245	17,203
03/31/00	22,466	17,863
04/30/00	21,266	16,868
05/31/00	20,966	16,448
06/30/00	21,708	17,146
07/31/00	20,919	16,459
08/31/00	20,903	16,663
09/30/00	19,924	15,735
10/31/00	19,459	15,223
11/30/00	18,896	14,532
12/31/00	19,591	15,018
01/31/01	19,624	15,243
02/28/01	18,450	14,035
03/31/01	17,010	13,037
04/30/01	18,135	13,916
05/31/01	17,804	13,522
06/30/01	17,539	12,998
07/31/01	17,209	12,707
08/31/01	16,911	12,389
09/30/01	15,173	11,072
10/31/01	15,444	11,382
11/30/01	15,977	11,902
12/31/01	16,310	12,055
01/31/02	15,727	11,537
02/28/02	16,010	11,619
03/31/02	17,110	12,245
04/30/02	17,327	12,318
05/30/02	17,826	12,442
06/30/02	17,027	11,900
07/31/02	15,361	10,739
08/31/02	15,694	10,738
09/30/02	14,028	9,597
10/31/02	14,476	10,111
11/30/02	14,911	10,596
12/31/02	14,457	10,253
01/31/03	13,987	9,892
02/28/03	13,416	9,690
03/31/03	13,164	9,495
04/30/03	14,457	10,400
05/31/03	15,314	11,054
06/30/03	15,683	11,354
07/31/03	16,036	11,654
08/31/03	16,607	11,999
09/30/03	16,976	12,333
10/31/03	17,915	13,131
11/30/03	18,391	13,416
12/31/03	19,700	14,439
01/31/04	20,176	14,669
02/29/04	20,584	15,039
03/31/04	20,754	15,126
04/30/04	19,921	14,644
05/31/04	19,836	14,678
06/30/04	20,397	14,990
07/31/04	19,819	14,550
08/31/04	19,972	14,663
09/30/04	20,533	15,132
10/31/04	21,181	15,658
11/30/04	22,764	16,740
12/31/04	23,727	17,458
01/31/05	23,469	17,155
02/28/05	24,983	17,996
03/31/05	24,192	17,501
04/30/05	23,555	17,053
05/31/05	23,710	17,143
06/30/05	24,295	17,458
07/31/05	25,499	18,100
08/31/05	26,583	18,557
09/30/05	28,115	19,511
10/31/05	27,168	18,799
11/30/05	28,235	19,426
12/31/05	29,788	20,359
01/31/06	32,482	21,776
02/28/06	32,501	21,708
03/31/06	33,755	22,329
04/30/06	35,775	23,465
05/31/06	33,792	22,360
06/30/06	33,511	22,329
07/31/06	33,755	22,552
08/31/06	34,690	23,184
09/30/06	34,840	23,195
10/31/06	36,239	24,137
11/30/06	37,599	25,006
12/31/06	39,260	25,784
01/31/07	39,280	25,876
02/28/07	39,100	26,032
03/31/07	40,621	26,753
04/30/07	42,602	27,973
05/31/07	44,163	28,708
06/30/07	44,203	28,944
07/31/07	44,283	28,857
08/31/07	43,903	28,405
09/30/07	46,384	30,279
10/31/07	49,051	31,965

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was 390.51% for the Fund and, 219.65% for the MSCI All Country World ex US Index. The one-year return for the Fund was 35.36%. The Fund's average annual total return since inception was 12.66%. The MSCI Index includes reinvestment of dividends net of foreign withholding taxes. Investors cannot invest directly in the index, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of October 31, 20071
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	15.14%	24.94%	35.36%	32.30%	27.65%	12.37%	12.66%
MSCI AC World Ex US Index	14.27%	23.97%	32.43%	26.86%	25.89%	10.41%	9.10%

Operating Expenses1
Year ended October 31, 2007	1.42%

Portfolio Turnover
Year ended October 31, 2007	46.22%

Country Allocation	% of TNA	Country Allocation	% of TNA	Sector Allocation	% of TNA
Austria	1.5%	Mexico	2.0%	Aerospace	0.4%
Australia	2.7%	Netherlands	2.8%	Banking	7.3%
Belgium	0.4%	New Zealand	0.5%	Building	2.2%
Brazil	4.7%	Norway	1.7%	Capital Goods	1.9%
Canada	7.4%	Poland	0.8%	Chemicals	5.9%
China	1.6%	Philippines	0.4%	Communications	5.9%
Czech Republic	0.4%	Russia	0.7%	Consumer Durables	2.7%
Denmark	0.2%	Singapore	2.6%	Consumer Retail	2.4%
Finland	0.8%	South Africa	5.0%	Consumer Staples	7.9%
France	7.7%	South Korea	5.0%	Energy	10.3%
Germany	6.9%	Spain	1.4%	Financial Diversified	5.3%
Hong Kong	6.0%	Sweden	1.6%	Health care	4.2%
Ireland	0.7%	Switzerland	2.4%	Industrial	5.7%
Israel	0.2%	Thailand	0.2%	Insurance	4.6%
Italy	0.8%	United Kingdom	9.7%	Metals	6.4%
Japan	12.3%	Cash & other assets	7.9%	Services	4.6%
Malaysia	1.0%			Technology	5.6%
				Transportation	3.1%
				Utilities	5.7%
				Cash & other	7.9%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$22.51	$262.6 million	2.00% within 60 days	None

1MSCI All Country World is a compilation of the market indices for 49 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. Investments may be worth more or less than their original cost.

Economic recovery in Europe continued during the period. This was particularly evident in Germany, where exports surged in October on the back of strong global and European demand. European policy makers predict Europe's slowdown in growth next year will be moderate despite the sluggish U.S. economy, the credit market upheaval, and a strong Euro. While we remained underweight in European securities, par stock selection continued to be successful. Returns were further boosted by the strength of the Euro. Strong performance was evident in the returns from Germany, including carbon-based products manufacturer SGL Carbon AG (+50.0%), the listed German stock exchange, Deutsche Boerse AG (+34.0%), and one of the country's major utilities RWE AG (+28.6%). Following suit were UK/Australia diversified resources company BHP Billiton (+35.7%), France Telecom S.A. (+30.0%) and Imperial Chemical (+28.0%). Financial stocks were laggards, declining due to negative credit surprises. Societe Generale and Deutsche Bank, both declined over 20%.

In Japan, strong earnings explained robust returns from toolmaker Makita Corporation (+25.0%) and international tobacco products company Japan Tobacco (+18.4%). Disappointing returns included gaming machine and software producer SegaSammy Holdings (-46.1%). It experienced poor financial results as Japanese personal consumption failed to recover. Also, Tokyo Electric Power, which was forced to shutdown a nuclear reactor in the wake of recent earthquake damage, fell 25.4%.

PORTFOLIO STRATEGY

We are keeping the portfolio fully invested with cash just a residual of trading. The portfolio is positioned to take advantage of solid earnings, economic growth and attractive valuations across the entire spectrum of countries and industries.

We believe this broadly diversified approach creates a margin of safety in volatile markets while affording us the opportunity to capture superior performance in the long term. Our cash levels remain low as we continue to remain fully invested.

Thomas White International Fund

Country	Issue	Industry	Shares	Value

COMMON
STOCKS:	92.1%

AUSTRIA:	1.5%
	OMV Ag	Energy	41,600	$3,117,928
	Wiener Staedtische	Insurance	12,000	886,052
				4,003,980
AUSTRALIA:	2.7%
	Australia & New Zealand
	Banking Group	Banking	45,000	1,263,042
	BHP Billiton	Metals	47,700	2,064,394
	QBE Insurance Group	Insurance	32,000	970,432
	Rio Tinto Plc	Metals	7,300	2,737,500
				7,035,368
BELGIUM:	0.4%
	UCB SA	Health Care	19,000	1,114,548
BRAZIL:	4.7%
	Banco Do Brasil Sa	Banking	90,000	1,642,959
	Cia De Gas De Sao Pa	Utilities	41,000	991,647
	Cia Saneamento Basic	Utilities	73,000	1,897,620
	Cia Vale Do Rio Doce	Metals	103,164	3,248,490
	Itausa-Investimentos	Financial Div.	198,913	1,487,969
	Petroleo Brasileiro	Energy	75,200	3,130,982
				12,399,667
CANADA:	7.4%
	Brookfield Asset Mgmt	Financial Div.	41,625	1,672,796
	Canadian Pacific Railway	Transportation	27,350	1,904,897
	Canadian Tire	Consumer Retail	17,200	1,569,282
	CI Financial Income	Financial Div.	22,250	649,898
	Encana Corp	Energy	34,000	2,355,894
	Petro-Canada	Energy	32,600	1,864,277
	Potash Corp Of
	Saskatchewan	Chemicals	33,100	4,030,322
	Rogers Communications	Services	39,400	2,007,824
	Talisman Energy	Energy	151,700	3,265,358
				19,320,548
CHINA:	1.6%
	China Life Insurance	Insurance	421,800	2,841,540
	China Shipping Development	Transportation	432,000	1,490,789
				4,332,329
CZECH REPUBLIC:	0.4%
	Unipetrol	Chemicals	51,500	921,999
DENMARK:	0.2%
	H Lundbeck A/S	Health Care	16,500	473,859

See Notes to Financial Statements

Investment Portfolio	October 31, 2007

Country	Issue	Industry	Shares	Value

FINLAND:	0.8%
	Nokia Oy	Technology	50,000	$1,983,615
FRANCE:	7.7%
	BNP Paribas	Banking	18,900	2,091,173
	Bouygues	Financial Div.	25,300	2,436,172
	Christian Dior	Consumer Staple	29,050	3,959,646
	France Telecom Sa	Communication	91,000	3,362,113
	Saint-Gobain	Industrial	18,800	2,028,849
	Suez SA	Utilities	40,500	2,639,802
	Veolia Environnement	Utilities	25,650	2,292,930
	Vivendi	Services	35,000	1,578,399
				20,389,084
GERMANY:	6.9%
	Adidas Ag	Consumer Retail	24,500	1,633,508
	Bayer Ag	Chemicals	39,000	3,269,565
	Continental Ag	Consumer Durables	8,850	1,338,092
	Deutsche Boerse Ag	Services	11,000	1,747,621
	Fresenius Ag Pfd	Health Care	34,800	2,757,855
	Fresenius Medical Care	Health Care	12,300	651,192
	RWE Ag	Utilities	11,900	1,629,586
	SGL Carbon Ag	Industrial	50,200	2,976,659
	Wincor Nixdorf Ag	Services	20,900	2,079,797
				18,083,875
HONG KONG:	6.0%
	Cheung Kong Infrastructure	Building	679,000	2,669,964
	China Mobile Hong Kong Ltd	Communication	150,000	3,130,710
	China Resources Power	Utilities	1,264,000	4,818,494
	Hopewell Holdings	Industrial	248,000	1,283,326
	MTR Corp	Transportation	788,000	2,727,583
	Orient Overseas Intl	Transportation	110,000	1,141,019
				15,771,096
IRELAND:	0.7%
	Allied Irish Bank	Banking	39,000	980,733
	Grafton Group	Consumer Retail	81,400	912,193
				1,892,926
ISRAEL:	0.2%
	Israel Discount Bank	Banking	180,000	458,172
ITALY:	0.8%
	ENI Spa	Energy	57,900	2,113,483
JAPAN:	12.3%
	Aisin Seiki Co Ltd	Consumer Durables	16,000	655,835
	Asahi Kasei Corp	Chemicals	59,000	449,545
	Canon	Technology	46,500	2,353,732
	Canon Marketing Japan	Services	65,000	1,278,817

See Notes to Financial Statements

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	Eisai Co	Health Care	25,000	$1,050,523
	Isuzu Motors Ltd	Consumer Durables	314,000	1,553,484
	Itochu Corp	Industrial	297,000	3,787,938
	Japan Tobacco	Consumer Staple	430	2,507,145
	Js Group Corp	Building	11,400	184,519
	Makita Corp	Capital Goods	35,000	1,695,008
	Matsushita E Ind	Technology	58,000	1,110,485
	Mazda Motor Corp	Consumer Durables	246,000	1,478,657
	Minebea Co Ltd	Technology	196,000	1,359,338
	Mitsubishi Materials	Metals	197,000	1,156,508
	NTN Corp	Capital Goods	113,000	1,076,382
	Pioneer Corp	Technology	81,000	902,705
	Ricoh Co Ltd	Technology	86,000	1,698,448
	Sankyo Co Gunma	Services	12,500	533,735
	Santen Pharmaceutical	Health Care	48,000	1,129,709
	Sompo Japan Insurance	Insurance	24,000	280,634
	Sumisho Computer Sys	Technology	39,000	707,058
	Sumitomo Electric Industries	Capital Goods	65,000	1,048,483
	Sumitomo Realty & De	Financial Div.	40,000	1,410,116
	Taiyo Yuden Co Ltd	Technology	67,000	1,112,455
	Yamaha Corp	Services	33,000	769,593
	Yamaha Motor Co	Consumer Durables	48,000	1,368,725
				32,659,577
MALAYSIA:	1.0%
	Digi.Com Berhad	Communication	140,000	1,058,988
	Petronas Dagangan	Energy	256,600	686,893
	Tanjong Plc	Services	160,000	842,960
				2,588,841
MEXICO:	2.0%
	America Movil ADR	Communication	44,100	2,883,699
	Cemex ADR	Building	20,275	621,834
	Desarrolladora Homex*	Building	70,000	659,239
	Grupo Elektra Sa A	Consumer Retail	43,000	984,773
				5,149,545
NETHERLANDS:	2.8%
	Akzo Nobel	Chemicals	38,100	3,069,991
	Heineken NV	Consumer Staple	44,000	3,081,910
	Vedior NV-CVA	Services	49,500	1,130,451
				7,282,352
NEW ZEALAND:	0.5%
	Fletcher Building	Building	145,500	1,341,874
NORWAY:	1.7%
	DNB NOR ASA	Banking	159,400	2,629,319
	Orkla ASA	Consumer Staple	95,000	1,767,950
				4,397,269

See Notes to Financial Statements

Investment Portfolio	October 31, 2007

Country	Issue	Industry	Shares	Value

PHILIPPINES:	0.4%
	Philippines Long Distance	Communication	15,000	$1,031,097
POLAND:	0.8%
	Grupa Lotos Sa	Energy	44,800	847,777
	KGHM Polska Miedz SA	Industrial	20,900	1,132,243
				1,980,020
RUSSIA:	0.7%
	Tatneft	Energy	281,000	1,736,973
SINGAPORE:	2.6%
	Capitamall Trust	Financial Div.	500,000	1,278,600
	Jardine Cycle & Carriage	Consumer Retail	78,000	1,143,535
	Singapore Airlines	Transportation	70,934	967,291
	United Overseas Bank	Banking	221,000	3,310,536
				6,699,962
SOUTH AFRICA:	5%
	African Rainbow Mine	Industrial	59,300	1,364,600
	Anglo American Plc	Industrial	34,762	2,392,835
	Anglo Platinum Ltd	Metals	3,600	617,779
	MTN Group Ltd	Communication	61,100	1,186,397
	Sanlam Limited	Insurance	620,000	2,262,132
	Arcelormittal Sa	Metals	60,000	1,354,740
	Remgro Ltd	Financial Div.	109,000	3,186,822
	Steinhoff Intl Holdings	Consumer Durables	214,800	665,300
				13,030,605
SOUTH KOREA:	5%
	Dongkuk Steel Mill	Metals	55,040	3,308,741
	Korea Electric Power	Utilities	34,100	758,725
	Kt Corp	Communication	30,000	1,418,478
	LG Chem Ltd	Chemicals	6,000	747,752
	Posco ADR	Metals	13,150	2,416,313
	Samsung Electronics	Technology	5,685	3,519,864
	Woori Finance	Banking	42,200	915,753
				13,085,626
SPAIN:	1.4%
	Repsol	Energy	93,900	3,722,046
SWEDEN:	1.6%
	Nordea Bank Ab	Banking	161,500	2,891,221
	Sandvik Ab	Capital Goods	66,000	1,256,785
				4,148,006
SWITZERLAND:	2.4%
	Julius Baer Holding	Banking	22,500	1,957,565
	Novartis	Health Care	43,000	2,289,673
	Swiss Reinsurance	Insurance	21,000	1,976,537
				6,223,775

See Notes to Financial Statements

Thomas White International Fund

Country	Issue	Industry	Shares	Value

THAILAND:	0.2%
	Thai Oil Pcl	Energy	213,800	$652,603
UNITED KINGDOM:	9.7%
	Brit Am Tobacco	Consumer Staple	132,200	5,038,327
	BT Group Plc	Communication	156,900	1,066,873
	HBOS Plc	Banking	45,600	831,283
	Imperial Chemical	Chemicals	219,500	3,009,191
	Imperial Tobacco	Consumer Staple	86,000	4,361,026
	Invesco Plc	Financial Div.	125,000	1,923,838
	Resolution Plc	Insurance	101,000	1,535,675
	Rolls-Royce Group	Aerospace	104,500	1,172,814
	Royal & Sun Alliance	Insurance	417,600	1,375,157
	Royal Bank Scotland	Banking	8,524	91,967
	Royal Dutch Shell B	Energy	83,700	3,649,287
	Shire Plc	Health Care	60,500	1,513,722
	Taylor Wimpley Plc	Building	40,350	208,815
				25,777,975
Total Common
Stocks		(Cost $165,984,572)		241,802,685
SHORT TERM
OBLIGATIONS:	19.1%
			Principal
			Amount
	The Northern Trust
	Company Eurodollar
	Time Deposit 3.25%,
	due 11/01/07		$20,130,337	20,130,337
HELD AS
COLLATERAL
FOR SECURITIES	Northern Institutional
LENDING	Liquid Asset Portfolio		30,165,863	30,165,863
Total Short Term
Obligations		(Cost $50,296,200)		50,296,200
Total Investments	111.2%	(Cost $216,280,773)		292,098,895
Other Assets, Less
Liabilities:	(11.2)%			(29,465,332)
Total Net Assets:	100.0%			$262,633,563

*	Non-Income Producing Securities
All or a portion of securities on loan at October 31, 2007 - See Note 1 (g) to financial statements.
ADR - American Depository Receipt.

Statements of Assets and Liabilities

October 31, 2007
THOMAS WHITE FUNDS FAMILY

	American Opportunities Fund	International Fund
ASSETS
Investments in securities at market value1	$25,408,774	$292,098,895
Receivables:
Dividends and interest	12,565	419,579
Reclaims	-------	11,123
Fund shares sold	-------	541,704
Securities sold	-------	57,371
Due from manager	8,494
Prepaid expenses	-------	10,856
Total assets	25,429,833	293,139,528
LIABILITIES
Management fees	21,061	206,359
Accrued expenses	45,607	80,092
Payable for fund share redeemed	3,394	53,651
Collateral on loaned securities2	-------	30,165,863
Total liabilities	70,062	30,505,965
NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	19,158,002	187,658,289
Undistributed net investment income
(accumulated net investment loss)	-------	(842,847)
Accumulated net realized gain (loss)	4,101	-------
Net unrealized appreciation (depreciation) on
investments and foreign currency translations	6,197,668	75,818,121
Net assets	$25,359,771	$262,633,563
Shares outstanding	1,642,384	11,669,525
Net asset value and offering price per share	$15.44	$22.51

1Cost Basis:
American Opportunities Fund: $19,211,106
International Fund: $216,280,773

2Value of securities out on loan at 10/31/2007:
International Fund: $29,581,534

See Notes to Financial Statements.

Statements of Operations

October 31, 2007

THOMAS WHITE FUNDS FAMILY

American Opportunities Fund		International Fund
INVESTMENT INCOME
Income:
Dividends	$474,543	$5,295,6321
Interest	40,779	363,436
Total investment income	515,322	5,659,068
Expenses:
Investment management fees	251,579	1,966,667
Audit fees and expenses	6,967	42,546
Custodian fees	6,505	149,973
Trustees' fees and expenses	4,576	27,948
Registration fees	22,997	54,961
Transfer agent fees	14,654	39,989
Printing expenses	8,998	52,029
Accounting, administration and compliance fees	38,638	270,200
Legal fees and expenses	21,994	100,003
Other expenses	13,009	86,708
Total expenses	389,917	2,791,024
Reimbursement from Investment
Manager	(48,865)	-------
Net expenses	341,052	2,791,024
Net investment income	174,270	2,868,044

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments &
foreign currency transactions	1,885,746	17,743,705
Net change in unrealized appreciation on
investments and foreign currency translations	852,187	39,848,932
Net gain on investments	2,737,933	57,592,638
Net increase in net assets from operations	$2,912,203	$60,460,682

1Net of foreign taxes withheld of $350,135.

See Notes to Financial Statements.

Statements of Changes in Net Assets
THOMAS WHITE FUNDS FAMILY

	American Opportunities Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Changes in net assets from operations:
Net investment income (loss)	$174,270	$97,045	$2,868,044	$1,185,972
Net realized gain (loss)	1,885,746	2,669,215	17,743,704	8,074,928
Net unrealized appreciation
(depreciation) on investments	852,187	181,867	39,848,934	19,376,740
Net increase (decrease) in net assets
from operations	2,912,203	2,948,127	60,460,682	28,637,640
Distributions to shareholders:
From net investment income	(170,898)	(92,068)	(3,568,864)	(1,390,994)
Realized gain	(1,899,961)	(2,669,277)	(17,743,399)	(8,075,013)
Total distributions	(2,070,859)	(2,761,345)	(21,312,263)	(9,466,007)
Fund share transactions
(Note 3)	709,976	3,946,015	76,745,963	50,840,454
Total increase (decrease)	1,551,320	4,132,797	115,894,382	70,012,087
Net assets:
Beginning of period	23,808,450	19,675,653	146,739,183	76,727,096
End of period	$25,359,770	$23,808,450	$262,633,565	$146,739,183
Undistributed net investment
income (accumulated net
investment loss)	$ -------	$106	$(842,847)	$(175,500)

See Notes to Financial Statements.

Notes to Financial Statements Year Ended October 31, 2007

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the "Trust") was organized as a Delaware statutory trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities, including those from investments in securities at the end of the fiscal year, resulting from changes in the exchange rates and market fluctuations.

(C) INCOME TAXES

It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2007 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$29,581,537	$30,165,863

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$43,6165

(H) REDEMPTION FEE

Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $19,818 and the American Opportunities Fund charged $151 in redemption fees for the period ended October 31 2007, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At October 31, 2007 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 56.6% and 29.2%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (ALL AMOUNTS IN THOUSANDS)

As of October 31, 2007, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

American Opportunities Fund
	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	74,101	$ 1,162,960	127,136	$ 2,060,739
Shares issued on
reinvestment of dividends &
distributions	134,196	2,055,877	181,862	2,729,749
Shares redeemed	(156,379)	(2,508,861)	(52,124)	(844,473)
Net increase (decrease)	51,918	$ 709,976	256,874	$ 3,946,015

International Fund
	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	4,402,858 $	92,600,786	2,810,126	$ 50,605,714
Shares issued on
reinvestment of dividends &
distributions	942,288	21,022,439	517,455	9,345,244
Shares redeemed	(1,776,114)	(36,877,262)	(510,901)	(9,110,505)
Net increase (decrease)	3,569,032	$ 76,745,963	2,816,680	$ 50,840,453

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets, which is equivalent to 1% of the Fund's average daily net assets annually. For the fiscal year ended October 31, 2007 the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund's assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund's assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund's average daily net assets for compliance and legal administration.

NOTE 5. INVESTMENT TRANSACTIONS

During the year ended October 31, 2007 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Opportunities Fund	$14,411,537	$15,525,588
International Fund	128,193,334	86,546,118

At October 31, 2007 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:
Fund	Tax Cost	Unrealized	Unrealized	Net Unrealized
		Appreciation	Depreciation	Appreciation (Depreciation)
American Opportunities Fund	$19,215,207	$6,503,884	$(302,115)	$6,201,769
International Fund	215,437,927	76,545,717	(1,570,443)	74,975,274

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed	Undistributed	Unrealized	Capital	Total
	Ordinary	Long-term	Appreciation/	Loss	Distributable
	Income	Gains	(Depreciation)	Carryforwards	Earnings
American
Opportunities Fund	$3,477	$4,101	$6,201,769	$-------	$6,205,870
International Fund	-------	(842,847)	74,975,274	-------	74,132,427

The tax character of distributions paid during the year ended October 31, 2007 were as follows:

	Ordinary	Short-term	Long-term	Total
	Income	Capital Gains	Capital Gains	Distributions
American Opportunities Fund	$150,247	$-------	$1,920,612	$2,070,859
International Fund	3,568,864	2,731,190	15,012,209	21,312,263

Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2007 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
American Opportunities Fund	$0	$0
International Fund	$5,285,452	$350,135

New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No.48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after Dec. 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Year Ended October 31, 2007

FINANCIAL HIGHLIGHTS

American Opportunities Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2005	2004	2003
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$ 14.97	$ 14.75	$ 14.52	$ 13.65	$ 10.54
Income from Investment operations:
Net investment income (loss)	0.11	0.07	(0.01)	0.03	0.00
Net realized and unrealized gains (losses)	1.71	2.12	1.76	1.97	3.12
	1.82	2.19	1.75	2.00	3.12
Distributions:
From net investment income	(0.11)	(0.07)	-------	(0.02)	(0.01)
From net realized gains	(1.24)	(1.90)	(1.52)	(1.11)	------- (1)
Tax return of capital	-------	-------	-------	-------	-------
	(1.35)	(1.97)	(1.52)	(1.13)	(0.01)
Change in net asset value for the year	0.47	0.22	0.23	0.87	3.11
Net asset value, end of year	$ 15.44	$ 14.97	$ 14.75	$ 14.52	$ 13.65
Total Return	12.37%	14.77%	12.17%	14.60%	29.56%
Ratios/supplemental data
Net assets, end of year (000)	$ 25,360	$ 23,808	$ 19,676	$ 16,888	$ 16,048
Ratio to average net assets:
Expenses (net of reimbursement)	1.35% +	1.35% +	1.35% +	1.35% +	1.35% +
Net investment income/loss (net of reimbursement)	0.69% +	0.44% +	(0.05%) +	0.19% +	0.01% +
Portfolio turnover rate	59.20%	44.68%	41.92%	37.30%	28.38%

(1)Less than $0.01 per share.

+ In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.50% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the year ended October 31, 2005.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October 31, 2004.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003.

Year Ended October 31, 2007

International Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2005	2004	2003
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$ 18.11	$ 14.52	$ 12.31	$ 10.54	$ 8.62
Income from Investment operations:
Net investment income (loss)	0.28	0.21	0.18	0.12	0.11
Net realized and unrealized gains (losses)	6.10	4.63	3.28	1.80	1.94
	6.39	4.84	3.46	1.92	2.05
Distributions:
From net investment income	(0.33)	(0.18)	(0.22)	(0.15)	(0.13)
From net realized gains	(1.65)	(1.07)	(1.03)	-	-
	(1.99)	(1.25)	(1.25)	(0.15)	(0.13)
Change in net asset value for the year	4.40	3.59	2.21	1.77	1.92
Net asset value, end of year	$ 22.51	$ 18.11	$ 14.52	$ 12.31	$ 10.54
Total Return	35.36%	33.39%	28.27%	18.23%	23.77%
Ratios/supplemental data
Net assets, end of year (000)	$ 262,634	$ 146,739	$ 76,727	$ 47,106	$ 38,820
Ratio to average net assets:
Expenses (net of reimbursement)	1.42%	1.44%	1.50%	1.50%	1.50% +
Net investment income/loss (net of reimbursement)	1.46%	1.07%	1.13%	1.04%	1.14% +
Portfolio turnover rate	46.22%	38.69%	35.72%	45.81%	25.61%

+ In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5%

hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds' IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

THOMAS WHITE FUNDS

	Beginning	Ending	Expenses Paid
	Account Value	Ending Account	During Period
	May 1, 2007	Oct. 31, 2007	(May 1, 2007 - Oct. 31, 2007)*
American Opportunities Fund
Actual	$1,000.00	$1,025.95	$6.89
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.95	$6.87
International Fund
Actual	$1,000.00	$1,144.45	$7.51
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.75	$7.07

*Expenses are equal to the Funds' annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statements of assets and liabilities, including investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White American Opportunities Fund and Thomas White International Fund (two portfolios constituting Lord Asset Management Trust, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

December 27, 2007

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2007

			Principal	Number of
	Positions	Length of	Occupation	Portfolios	Other
Name, Address	held with	Time	During Past	overseen by	Directorships
and Age	Funds	Served	Five Years	Trustee	Held by Trustee

Thomas S. White, Jr.*	Trustee,	13 years	Chairman of Thomas	2
440 S. LaSalle St.	President		White International,
Suite 3900			Ltd.
Chicago, IL 60605,
63

Douglas M. Jackman	Vice President	11 years	Analyst and Exec.	2
440 S. LaSalle St.	and Secretary		Vice President of
Suite 3900			Thomas White
Chicago, IL 60605,			International, Ltd;
41

David M. Sullivan II	Treasurer	7 years	Treasurer of the	2
440 S. LaSalle St.			Thomas White
Suite 3900			Funds; Portfolio
Chicago, IL 60605,			Analyst and Fund
35			Accountant of
Thomas White
International, Ltd.

John N. Venson	Trustee	13 years	Vice President of	2
440 S. LaSalle St.			Thomas White
Suite 3900			International, Ltd.;
Chicago, IL 60605,			Doctor of Podiatric
60			Medicine

Independent Trustees

James N Bay	Trustee	1 year	Corporate officer -	2	Director of Bay Foods,
440 S. LaSalle St.			Bay Foods, Inc.,		Inc., Bays Corporation,
Suite 3900			Bays Corporation,		Bays English Muffin
Chicago, IL 60605,			Bays English Muffin		Corp., Bays Michigan
57			Corp., Bays Michigan		Corp., John Marshall
			Corp., John Marshall		Marketing Corp. (food
			Marketing Corp.		services) (since 1972).
(food services)
(since 1972).

Thomas M Kennedy	Trustee	1 year	Executive Vice	2	Building Owners and
440 S. LaSalle St.			President and Chief		Managers Association
Suite 3900			Operating Officer -		of Chicago (trade
Chicago, IL 60605,			Merchandise Mart		association) (since
61			Properties Inc. (real		2001); 15 Lake Shore
			estate marketing)		Drive (Co-op Board)
			(1979 - 2005);		(since 2001).
Consultant - Self
(since 2005).

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2007

			Principal	Number of
	Positions	Length of	Occupation	Portfolios	Other
Name, Address	held with	Time	During Past	overseen by	Directorships
and Age	Funds	Served	Five Years	Trustee	Held by Trustee

Nicholas G. Manos*	Trustee	13 years	Attorney - Sole	2
440 S. LaSalle St.			Practitioner (since
Suite 3900			2001).
Chicago, IL 60605,
81

Robert W Thomas	Trustee	1 year	President of Thomas	2
440 S. LaSalle St.			Laboratories, Inc.
Suite 3900			(pharmaceutical
Chicago, IL 60605,			company) (since
63			1992).

Elizabeth Montgomery	Trustee	6 years	Retired; former	2
440 S. LaSalle St.			President, Graham
Suite 3900			Group (management
Chicago, IL 60605,			consulting)
63

*Mr. Manos is Thomas White's father-in-law.

The Statement of Additional Information contains additional information regarding the Trustees, and is available upon request without charge by calling 1-800-811-0535.

QUARTERLY FORM NQ PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC's website (http://www.sec.gov).

This page is intentionally left blank.

OFFICERS AND TRUSTEES

Thomas S. White, Jr.
Chairman of the Board
and President

Nicholas G. Manos
Trustee

James N. Bay
Trustee

Thomas M. Kennedy
Trustee

Robert W. Thomas
Trustee

Elizabeth G. Montgomery
Trustee

John N. Venson, D.P.M.
Trustee

Douglas M. Jackman, CFA
Vice President and Secretary

David Sullivan II
Treasurer and
Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.
440 S. LaSalle Street, Suite 3900
Chicago, Illinois 60605-1028

CUSTODIANS
The Northern Trust Company
Chicago, Illinois
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Dechert LLP
Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

TRANSFER AGENT
U.S. Bancorp Fund Services LLC
Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800- 811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

Thomas White Funds
Capturing Value WorldwideSM

Thomas White International, Ltd.
440 S. LaSalle Street
Suite 3900
Chicago, Illinois 60605
USA

1-800-811-0535
www.thomaswhite.com
www.thomaswhitefunds.com

COVER PICTURE

St. Basil's Cathedral in Moscow's Red Square

Built by Ivan the Terrible in 1555, the nine onion domes with their swirling colors make St. Basil's Cathedral one of the most beautiful sites in the world. Having such a dramatic religious icon prominent in Red Square, the heart of what President Reagan once referred to as the evil empire, is oddly befitting a country with such a long history of contradictions.

Vladimir Putin, soon to be the Russian Federation prime minister, is a case in point. The Christian head of the dreaded Soviet KGB, he was freely elected as President in March, 2000 to oversee the country's conversion to a democratic state that was embracing, capitalism. Since then he has effectively eliminated democracy and reclaimed many of the most valuable publically-traded companies.

After waiting so long for their chance for freedom, how have the Russian people responded? Putin received 71.2% of the popular vote in the 2004 presidential election. Could it be that they appreciate that Russia has had nine straight years of growth averaging 6.9%?

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by the report, Lord Asset Management Trust ("Registrant") had adopted a code of ethics that applies to the Registrant's principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. There were no amendments to the code during the fiscal year ended October 31, 2007. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2007.

A copy of the code is filed hereto as an exhibit. A copy of the Code of Ethics may be requested free of charge by calling toll free on 1-800-811-0535.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds' Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at Registrant's expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLC ("PWC") for the audit of the Registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended October 31, 2007 and October 31, 2006 were $41,500 and $41,000, respectively.

(b)

Audit Related Fees. The Registrant was not billed any fees by PWC for the last two fiscal years ended October 31, 2007 and October 31, 2006 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant's financial statements and not otherwise included above.

(c)

Tax Fees. The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended October 31, 2007 and October 31, 2006 were $9,000 and $8,500, respectively.

(d)

All Other Fees. The Registrant was not billed any fees by PWC for the fiscal years ended October 31, 2007 and October 31, 2006 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item.

(e)

Pre-Approval Policies and Procedures. Pursuant to the Registrant's Audit Committee Charter ("Charter"), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant's independent auditor. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving any and all proposals by the Registrant for the independent auditor to render permissible non-audit services and reviewing and approving the fees and other terms of any such engagement. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by PWC to the Registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the services relate directly to the operations and financial reporting of the Registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f)

Less than 50 percent of the hours expended on PWC's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2007 for the Registrant were attributed to work performed by persons other than PWC's full-time, permanent employees.

(g)	PWC did not bill the Registrant for any other non-audit services for the fiscal years ended October 31, 2007 and 2006 for the Funds other than as disclosed above.

No fees were billed by PWC for non-audit services rendered to Thomas White International, Ltd. ("TWI"), the Registrant's investment adviser, or to entities controlling, controlled by, or under common control with TWI for the fiscal years ended October 31, 2007 and October 31, 2006.

(h)

Because PWC has not rendered non-audit services to TWI, the Registrant's Audit Committee did not have to consider whether the provision of non-audit services that were rendered to TWI and any entity controlling, controlled by, or under common control with TWI that provides ongoing services to the Registrant were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant and were not compatible with maintaining PWC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date:	January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date:	January 8, 2008

By:	/s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date:	January 8, 2008

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.